NOVATION AGREEMENT

     Agreement made March 18, 1996, between Charles R. Rugg (and Cindy McCollum, McCollum being the Lessor/Optionor as to the Mascott Lode claim only) (collectively "Rugg"), original party, and Durango Metals, Inc. ("Durango"), discharged party, and Island Investment Corporation ("Island"), substituted party.

                The parties stipulate and recite that:

                         Rugg and Durango entered into a contract referred to as the "original mining lease" on November 9, 1992, that provided that Rugg would be Lessor and that Durango would be Lessee under the mining lease with certain obligations to Rugg under the terms of the said original mining lease.

                         Durango desires to be discharged from the performance of the obligations enumerated in the original mining lease.

                         Rugg desires to release Durango from obligations as described in the original mining lease provided that Island agrees to perform the obligations and to be bound by the terms of the said original mining lease.

     For the reasons recited above, and in consideration of the mutual covenants contained herein, the parties agree as follows:

                1. Island shall perform the obligations of Durango that are enumerated under the original mining lease, and Island agrees to be bound by all the terms of the original mining lease in every way as if an original party thereto.

                2. Rugg hereby releases Durango from all claims for any liability that has arisen or may have arisen in respect to the original mining lease. Rugg accepts the liability of Island in lieu of the liability of Durango. Rugg shall be bound by the terms of the original mining lease in every way as if Island was named in the original mining lease in place of Durango as a party thereto.

                3. This Agreement supersedes the original mining lease entered into by Rugg and Durango, and all the rights and obligations under the original mining lease are completely extinguished. A copy of the original mining lease is attached and incorporated by reference to define the extent of the liability of Island under this Agreement.

                4. This Agreement has been executed in triplicate, and all parties to this Agreement have received a signed copy of it.

                5. Rugg, Durango, and Island consent to all the provisions of this Agreement.

                6. Rugg and Island agree that upon execution of this Novation Agreement they will then promptly execute a lease to discharge and supersede the original mining lease referred to as the New Mining Lease for a new ten-year term plus options, which New Lease is attached and incorporated by reference to define the entire new lease relationship between them.

     IN WITNESS WHEREOF, the parties have executed this Agreement in Golden, Colorado, the day and year first above written.

CHARLES R. RUGG                               DURANGO METALS, INC
Lessor                                        Discharged Party/Original Lessee

By /s/ Charles R. Rugg                        By /s/ Thames E. Hartley
--------------------------------              -------------------------------
Charles R. Rugg                               Thames E. Hartley President
555 Huron Avenue                              4571 Ashfield Drive
Eldora Colorado 80466                         Boulder, Colorado 80301





CINDY McCOLLUM                                ISLAND INVESTMENT CORPORATION

By /s/ Cindy McCollum                         By /S/Curtis Berhardt
---------------------------------------       -------------------------------
Cindy McCollum                                Curtis Bernhardt, President
P.O. Box 790                                  1717 Washington Avenue
Nederland, Co. 80466                          Golden, Colorado 80401


                                  VERIFICATION

     On this 18th day of March, 1996, before me appeared Charles R. Rugg known to me to be Charles R. Rugg, who executed the above and foregoing Novation Agreement of his voluntary and free act.

     Subscribed and sworn to before me this 18th day of March, 1996, by Charles
R. Rugg.

                                               /s/Doris F. Drager
                                               --------------------------------
                                               Notary Public

My commission expires: August 30, 1999

                                       2


My commission expires: August 30, 1999

                                  VERIFICATION

     On this 18th day of March, 1996, before me appeared Thames E. Hartley, President of Durango Metals Inc., known to me to be Thames E. Hartley, President of the said firm, who executed the above and foregoing Novation Agreement on behalf of Durango Metals, Inc. as his voluntary and free act.

                       Subscribed and sworn to before me this 18th day of March, 1996, by Thames E. Hartley.

                                                    /s/Doris F. Drager
                                                    ------------------------
                                                    Notary Public

My commission expires August 30, 1999.



                                  VERIFICATION

     On this 18th day of March, 1996, before me appeared Cindy McCollum, known to me to be Cindy McCollum, who executed the above and foregoing Novation Agreement of his voluntary and free act.

     Subscribed and sworn to before me this 18th day of March, 1996, by Cindy McCullum.

                                                    /s/Doris F. Drager
                                                    -------------------------
                                                    Notary Public

My commission expires August 30, 1999.






                                  VERIFICATION

     On this 18th day of March, 1996, before me appeared Curtis Bernhardt, President of Island Investment Corporation, known to me to Curtis Bernhardt, President of the said firm, who executed the above and foregoing Novation Agreement of his voluntary and free act.

     Subscribed and sworn to before me this 18th day of March, 1996, by Curtis Bernhardt.



                                                    /s/Doris F. Drager
                                                    -------------------------
                                                    Notary Public

My commission expires August 30, 1999.